Slide 1

Investing In
Chesapeake

August 2003

Slide 2

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; governmental policies and regulations; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.

Slide 3

Agenda

  Company Overview
  Business Strategy
  Paperboard Packaging
  Plastic Packaging
  Financial Highlights
  Why Invest in Chesapeake?

Slide 4

Company Overview

  Repositioned from a commodity-oriented North America producer of paper and tissue to a leading international supplier of value-added specialty packaging products with:
  Market leadership positions (#1 or 2 in target markets)
  A blue chip list of customers
  Expertise in comprehensive design and substantial technical capabilities
  Strategically located operations
  Primary end-use markets include pharmaceutical-healthcare, international & branded, and tobacco

Slide 5

Company Overview

Sales By Sector (graphic of pie chart)

Pharma-Healthcare 27%
International & Branded (Spirits, Confectionary & Cosmetics) 24%
Food & Household 19%
Tobacco 14%
Other 7%
Land 5%
Specialty Chemicals 4%

Sales by Geography (graphic of pie chart)

United Kingdom 56%
Germany 10%
France 9%
United States 7%
Ireland 6%
Belgium 6%
Other 6%

2002 Revenues $822 million

Slide 6

Business Strategy

  Pursue profitable growth by offering differentiated value-added specialty packaging products in selected end-use markets that:
  Provide higher growth potential
  Require brand positioning and differentiation
  Demand special packaging requirements and innovative packaging solutions

Slide 7

Paperboard Packaging

2002 Sales By Sector (graphic of pie chart)

Pharma-Healthcare $219
International & Branded Products $199
Tobacco $114
Food & Household $86
Other $60

$678 million

  European market leader: #1 or #2 in target markets
  Products include: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, tubes, transparent packaging
  Sector-focused on key markets:
    Pharmaceutical-Healthcare
    International & Branded Products (fine spirits, premium confectionery, and cosmetics)
    Tobacco
    Food & Household

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Pan European Presence

(graphic depicting a map of Europe indicating the plant locations)

  Broad geographic paperboard packaging network
    39 plants in 10 countries
  Plants are operated as individual profit centers
  Sector-focused operations
  Incentive compensation based on cash generation and ROIC

Pharma 21 International & Branded 11 Tobacco 4 Food & Household 3

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Europe's Leading Paper Based Converters

2002 Sales value of production - US$ Millions

Folding Cartons

Chesapeake $568
Mayr Melnhof $632
Nampak/MY $307
MeadWestvaco $323
VGB $323
A&R $320
Amcor $264
Algroup $182
Riverwood $128
Edelmann $112

Labels and Leaflets

Chesapeake $142
Nampak/MY $26

Sales Value per Metric Ton

Chesapeake: $3,600
Peer Average: $1,900

Source: Company estimates

Slide 10

(photo of products)

Sector Focus - Pharmaceuticals

  Regulations are driving information growth
  Information "package" requires text integrity
  Rigorous control / segregation / certification requirements
  Ongoing shift from bottle to blister pack (patient pack)
  Over-the-counter brand positioning
  Customers include: GlaxoSmithKline, Pfizer, Boots, Wyeth, Merck, 3M, Schering-Plough and AstraZeneca

Slide 11

(photo of product)

Sector Focus - International & Branded
  Brand positioning / differentiation in discerning global markets
  Multi-substrate product mix focused on fine spirits, confectionery, and cosmetics and fragrance markets
  Consistent image / anti-counterfeiting
  Exceptional print / finishing techniques
  Large scale international launches / re-launches / range-extension
  Customers include: Diageo, Allied Distillers, William Grant, Nestlé, Cadbury's, Mars, Storck

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(photo of products)

Sector Focus - Tobacco

  Long-term customer relationships
  Shift from soft to hard pack
  Advertising restrictions lead to point of sale differentiation
  Promotional launches in Eastern Europe/Africa/ Far East
  Global print supplier rationalization
  Customers include BAT, Gallaher and Altadis

Slide 13

Paperboard Packaging Competitors
Company	Target Market
Copapharm*	Pharma-Healthcare
Pharmapact*	Pharma-Healthcare
MY Holdings (NamPak)	International & Branded - Confectionery
Rentsch (Amcor)	Tobacco
Algroup (Alcan)	Tobacco
Mayr Melnhof	Food & Household/International & Branded
Van Genechten Packaging	Food & Household

*Alliance

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Plastic Packaging

2002 Sales By Sector (graphic of pie chart)

Food & Beverage $71
Specialty Chemicals $25
Other $8

$104 million
  Leadership positions in selected niche markets
    Barrier containers for invasive fluids
    PET soft drink bottles in South Africa
    HDPE milk bottles in Ireland
  Products: PET, HDPE plastic bottles, containers and closures
  Primary markets: specialty chemicals, beverages, pharma-healthcare
  Principal customers include: Syngenta, Dow, BASF, DuPont, Abbot, Procter & Gamble, Coca-Cola, and Pepsi

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Plastic Packaging

(graphic depicting a map indicating plant locations)

  Selective geographic network of manufacturing facilities
    9 plants in
    7 countries
  Target attractive geographies
    High market share
    Proprietary barrier technology
    Emerging markets with high growth potential

Food & Beverage 5 Specialty Chemicals 4

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Plastic Packaging Competitors
Company	Target Market
Amcor	Soft Drinks
Crown Cork & Seal	Soft Drinks
Nampak	Soft Drinks & Specialty Chemicals
Graham Packaging	Specialty Chemicals
RPC Group	Specialty Chemicals
Huhtamaki Van Leer	Specialty Chemicals
M&H Plastics	Pharmaceutical

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Financial Strategy

  Consistent with business strategy
  Obtain and maintain an investment-grade debt rating
  Target a long-term debt to capital of 35% - 50%
  Maintain interest rate exposure on 25% - 40% of debt
  Maintain adequate cash liquidity with an appropriate amount of floating rate credit line facilities
  Finance long-term assets with long-term fixed rate debt; finance current assets with current liabilities and short-term floating rate debt

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Financial Strategy

  Access the capital markets on a regular basis with periodic public debt offerings
  Maintain a regular and sustainable dividend with a target dividend payout range over the business cycle of 10% to 20% of operating cash flow
  Foreign exchange exposure will be "naturally hedged"

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Historical Financial Data
Continuing Operations

(Dollars in Millions Except Per Share Data)

FY ENDED
	2000	2001	2002

Sales	$ 655	$ 790	$ 822

EBIT (Earnings Before Interest and Taxes)	$ 46	$ 46	$ 72

Depreciation/Amortization	$ 53	$ 60	$ 48

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)	$ 99	$ 106	$ 120

EPS	$ 0.70	$ 0.69	$ 1.35

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Historical Financial Data
(Dollars in Millions)

	2000	2001	2002

Sales
Paperboard Packaging	547	671	678
Plastic Packaging	87	98	104
Land Development	21	21	40
Total	655	790	822

EBIT
Paperboard Packaging	51	62	62
Plastic Packaging	7	3	9
Land Development	16	15	16
Corporate	(20)	(19)	(12)
Restructuring Charges	(8)	(15)	(3)
Total	46	46	72

EBITDA
Paperboard Packaging	94	110	101
Plastic Packaging	16	13	17

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2003 Operating Results
(Dollars in Millions Except Per Share Amounts)

	Second Quarter		Six Months
	2002	2003	2002	2003
Sales	$ 189	$ 212	$ 371	$ 430
EBIT	11	24*	23	39*
Depreciation	12	13	23	26
EBITDA	23	37*	46	65*
CapEx	10	14	20	30
EPS	$ 0.02	$ 0.62*	$ -	$ 0.80*

*Includes gain on settlement of environmental obligations of $11 million, or $0.51 per share

Slide 22

Long-Term Debt (graphic of bar chart)

(Dollars in Millions)

	2000	2001	2002	2Q03
Net Debt	$651	$470	$476	$499
Net Debt/Capital	53%	51%	49%	48%

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Financial Outlook 2003
Earnings Per Share	$1.65 - $1.95

Free Cash Flow Before Dividends
and Financing Activity	$20 - $30 Million

Operating Earnings Improvement
in Paperboard and Plastics Segments	8% - 12%

Slide 24

Seasonality of Earnings (graphic of bar chart)

(Dollars in Millions)
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
EBIT 2001	10	12	9	15
EBIT 2002	12	11	23	26
EBIT 2003	15	13*

*Excludes gain on settlement of environmental obligations of $11 million

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Why Invest in Chesapeake?
  #1 paper-based specialty packaging company in Europe
  #1 in pharmaceutical-healthcare, #1 in premium branded #2 in tobacco
  Solid business characteristics: low cyclicality, high barriers to entry, and excellent competitive position
  Pan European scale and footprint
  Most extensive service operations of any European specialty packaging supplier
  State-of-the-art manufacturing facilities and Europe's largest design studio
  Blue chip customers
  Deep and experienced management team
  Financial discipline

Slide 26

Investing In
Chesapeake

August 2003